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                                                                  Exhibit 15

                                POWER OF ATTORNEY

     The undersigned, acting in the capacity or capacities stated opposite their respective names below, hereby constitute and appoint ROSS D. FRIEND and ELIZABETH E. ARTHUR, and each of them, singularly, attorneys-in-fact of the undersigned with full power to each of them to sign for and in the name of the undersigned in the capacities indicated below (a) Post-Effective Amendment No. 1 to the Registration Statement under the Securities Act of 1933, as amended (the "1933 Act"), and Amendment No. 2 to the Registration Statement under the Investment Company Act of 1940, as amended (the "1940 Act"), on Form N-4 (1933 Act File No. 333-10489 and 1940 Act File No. 811-7781) of Separate Account VA-1 of The American Franklin Life Insurance Company and of The American Franklin Life Insurance Company, as depositor, and (b) any and all amendments (including any further Amendments and Post-Effective Amendments) thereto, and to give any certification which may be required in connection therewith pursuant to Rule 485 under the 1933 Act.


        Signature                        Title                       Date
        ---------                        -----                       ----
    /s/ Earl W. Baucom
 -----------------------    Director, Senior Vice President      April 10,1997
     Earl W. Baucom         and Chief Financial Officer
                            (Principal Financial Officer and
                            Principal Accounting Officer)
 /s/ Robert M. Beuerlein
 ------------------------   Director                             March 31, 1997
     Robert M. Beuerlein

    /s/ Brady W. Creel
 ------------------------   Director                             April 1, 1997
       Brady W. Creel


 ------------------------   Director                              _______, 1997
      Robert M. Devlin

  /s/ Ross D. Friend
 ------------------------   Director and Secretary               April 10, 1997
    Ross D. Friend

  /s/ Robert J. Gibbons
 ------------------------   Director and President (Principal    April 10, 1997
    Robert J. Gibbons       Executive Officer)


 ------------------------   Director                              _______, 1997
    Harold S. Hook


 ------------------------   Director                              _______, 1997
    Jon P. Newton

   /s/ Gary D. Reddick
 ------------------------   Director                             April 14, 1997
    Gary D. Reddick


 ------------------------   Director                              _______, 1997
    Peter V. Tuters